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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) December 22, 1999


               Prudential Securities Secured Financing Corporation
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             (Exact name of registrant as specified in its charter)



             Delaware                   333-75489          13-3526694
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 (State or Other Jurisdiction of    (Commission File    (I.R.S. Employer
          Incorporation)                 Number)       Identification No.)


        One New York Plaza
        New York, New York                                    10292
                                                        -----------------
 (Address of Principal Executive                           (Zip Code)
             Offices)



    Registrant's telephone number, including area code (212) 778-1000
                                                       --------------------

                                    No Change
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      (Former name or former address, if changed since last report)


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      Item 5.     Other Events


         In connection with the offering of ABFS Mortgage Loan Trust 1999-4, Mortgage Backed Notes, Series 1999-4 described in a Prospectus Supplement dated December 16, 1999, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


      Item 7.     Financial Statements, Pro Forma Financial
                  Information and Exhibits.


      (a)   Not applicable


      (b)   Not applicable


      (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).



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                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                        PRUDENTIAL    SECURITIES    SECURED    FINANCING
                        CORPORATION
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                              as   Depositor   and  on  behalf  of  ABFS
                              Mortgage Loan Trust 1999-4
                        Registrant


                                    By: /s/ Evan Mitnick
                                        --------------------------------
                                        Name:  Evan Mitnick
                                        Title: Vice President




Dated:  December 22, 1999



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                                  EXHIBIT INDEX




Exhibit No.       Description
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99.1              Related Computational Materials (as
                  defined in Item 5 above).